Employee Stock Ownership Plan	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Contribution [Line Items]
Employee Stock Ownership Plan	Employee Stock Ownership Plan
The portion of the Plan consisting of the Edison International Stock Fund constitutes an employee stock ownership plan that allows for the current distribution of dividends to the accounts of all participants through the Plan. Such distributions amounted to approximately $1,323,000 for the year ended December 31, 2025. On December 11, 2025, the Board of Directors of Edison International declared a quarterly common stock dividend of $0.8775 per share which was paid on January 31, 2026 to the shareholders of record as of January 7, 2026.